                                                                    EXHIBIT 10.4

                                 FIRST AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT

      This First Amendment to Loan and Security Agreement is entered into as of October 21, 2003 (the "Amendment"), by and between COMERICA BANK, successor by merger to Comerica Bank-California ("Bank") and CHROMAVISION MEDICAL SYSTEMS, INC. ("Borrower").

                                    RECITALS

      Borrower and Bank are parties to that certain Loan and Security Agreement dated as of February 13, 2003, as amended from time to time (the "Loan Agreement"). The parties desire to amend the Loan Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, the parties agree as follows:

1. Bank hereby waives Borrower's compliance with Sections 6.7 and 6.8 of the Loan Agreement, as in effect prior to the date of this Amendment, for the period ending August 31, 2003, only.

2. Section 6.7 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

      "6.7 [Intentionally Omitted.]

3. Section 6.8 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

      "6.9 Tangible Net Worth. Beginning with the month ended August 31, 2003, Borrower shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than Two Million Dollars ($2,000,000)."

4. Exhibit C to the Loan Agreement hereby is amended and replaced with Exhibit C attached hereto.

5. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Loan Agreement, as applicable. Except as amended, the Loan Agreement remains in full force and effect.

6. Borrower represents and warrants that the representations and warranties contained in the Loan Agreement are true and correct as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true and correct in all material respects as of such date), and that no Event of Default has occurred and is continuing.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

      (a) this Amendment, duly executed by Borrower;

      (b) a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

      (c) an amendment fee in the amount of $5,000, which shall be due and payable and nonrefundable on the date hereof, and which may be debited from any of Borrower's accounts;

      (d) an amount equal to all Bank Expenses incurred to date in connection with the Loan Agreement, to the extent not previously received by Bank, which may be debited from any of Borrower's accounts; and

      (e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.


                                COMERICA BANK
                                successor by merger to Comerica Bank-California


                                By:    /s/ DEREK HOYT
                                       -----------------------------------------
                                Name:  Derek Hoyt
                                       -----------------------------------------
                                Title: Asst Vice President
                                       -----------------------------------------

                                CHROMAVISION MEDICAL SYSTEMS, INC.


                                By:    /s/ STEPHEN T. D. DIXON
                                       -----------------------------------------
                                Name:  Stephen T. D. Dixon
                                       -----------------------------------------
                                Title: EVP and CFO
                                       -----------------------------------------

                                    EXHIBIT C
                             COMPLIANCE CERTIFICATE

TO:      COMERICA BANK-CALIFORNIA

FROM:   CHROMAVISION MEDICAL SYSTEMS, INC.

      The undersigned authorized officer of CHROMAVISION MEDICAL SYSTEMS, INC. hereby certifies that in accordance with the terms and conditions of the Loan Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending 9/30/03 with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


REPORTING COVENANT                                      REQUIRED                       COMPLIES
------------------                                      --------                       --------
Monthly financial statements                            Monthly within 30 days          Yes  No
Annual (CPA Audited)                                    FYE within 120 days             Yes  No
10K and 10Q                                             (as applicable)                 Yes  No
Total amount of Borrower's cash and investments         Amount:  $2,696,568             Yes  No
Total amount of Borrower's cash and investments         Amount:  $2,696,568             Yes  No
maintained with Bank


FINANCIAL COVENANT                               REQUIRED            ACTUAL        COMPLIES
------------------                               --------            ------        --------
Measured on a Monthly  Basis:
         Minimum Tangible Net Worth              $2,000,000          $5,763,131      Yes No


COMMENTS REGARDING EXCEPTIONS:  See Attached.


Sincerely,

/s/ STEPHEN T. D. DIXON
---------------------------------------------
SIGNATURE

EVP and CFO
---------------------------------------------
TITLE


---------------------------------------------
DATE

BANK USE ONLY

Received by:
            ---------------------------------
                       AUTHORIZED SIGNER

Date:

            ---------------------------------
Verified:

            ---------------------------------
                       AUTHORIZED SIGNER


Date:
            ---------------------------------

Compliance Status              Yes        No

                        CORPORATE RESOLUTIONS TO BORROW

BORROWER:         CHROMAVISION MEDICAL SYSTEMS, INC.

      I, the undersigned Secretary or Assistant Secretary of CHROMAVISION MEDICAL SYSTEMS, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

      I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Restated Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

      I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

      BE IT RESOLVED, that any two (2) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                        POSITION                       ACTUAL SIGNATURES
-------------            -----------------------          ---------------------

-------------            -----------------------          ---------------------
Carl W. Apfelbach        President and CEO                /s/ CARL W. APFELBACH
-------------            -----------------------          ---------------------
Stephen T.D. Dixon       EVP and CFO                      /s/ STEPHEN T.D. DIXON
-------------            -----------------------          ---------------------


acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

      BORROW MONEY. To borrow from time to time from Comerica Bank-California ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

      EXECUTE LOAN DOCUMENTS. To execute and deliver to Bank that certain Loan Agreement dated as of February 13, 2003 as amended by that certain First Amendment to Loan and Security Agreement dated as of October 21, 2003 (the "Loan Agreement") and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, including any amendments, all as amended or extended from time to time (collectively, with the Loan Agreement, the "Loan Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

      NEGOTIATE ITEMS . To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

      FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

      BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

      I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

      IN WITNESS WHEREOF, I have hereunto set my hand on October __, 2003 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                        CERTIFIED AND ATTESTED BY:

                                        X
                                         ---------------------------------------

                            AFFIRMATION OF GUARANTY

      This AFFIRMATION OF GUARANTY is made as of October 21, 2003, by the undersigned (each, a "Guarantor" and collectively, the "Guarantors") for the benefit of Comerica Bank ("Bank").

                                    RECITALS

      Bank and CHROMAVISION MEDICAL SYSTEMS, INC. ("Borrower") are parties to that certain Loan and Security Agreement dated as of February 13, 2003, as amended from time to time (collectively, the "Loan Agreement"). Each Guarantor executed for the benefit of Bank an Unconditional Guaranty dated as of even date with the Loan Agreement (the "Guaranty"), guarantying all amounts owing by Borrower to Bank. Borrower and Bank propose to enter into an Amendment to Loan and Security Agreement of even date herewith (the "Amendment"), which provides that Bank will, under certain circumstances, amends the Loan Agreement by, among other things, waiving and resetting certain financial covenants. Bank has agreed to enter into the Amendment provided, among other things, that each Guarantor consents to the entry by Borrower into the Amendment and related documents and agrees that the Guaranty will remain effective.

                                   AGREEMENT

      NOW, THEREFORE, each Guarantor agrees as follows:

1. Guarantor consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

2. The Guaranty is and shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty.

3. Guarantor represents and warrants that the Representations and Warranties contained in the Guaranty are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty.

      IN WITNESS WHEREOF, the undersigned Guarantor has executed this Affirmation of Guaranty as of the first date above written.

                                          SAFEGUARD SCIENTIFICS (DELAWARE), INC.

                                          By:
                                                --------------------------------
                                          Title:
                                                --------------------------------


                                          SAFEGUARD SCIENTIFICS (DELAWARE), INC.

                                          By:
                                                --------------------------------
                                          Title:
                                                --------------------------------